UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)	April 28, 2003

BANK OF HAWAII CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-6887

99-0148992

(State of Incorporation)	(Commission File Number.)	(IRS Employer Identification No.)

130 Merchant Street, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code)		(808) 537-8430

Item 9.                                                             Regulation FD Disclosure.  The following information is being provided under Item 12 of Form 8-K

(a)            Exhibit 99.1

Press Release: Bank of Hawaii Corporation First Quarter 2003 Financial Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 28, 2003

BANK OF HAWAII CORPORATION

/s/ Michael E. O’Neill
Michael E. O’Neill
Chairman, Chief Executive Officer and President